                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 17, 2004


                  CHASE CREDIT CARD OWNER TRUST, SERIES 2001-3
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                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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             (Exact name of registrant as specified in its charter)


       United States                  333-74303                22-2382028
----------------------------  -------------------------  -----------------------
(State or other jurisdiction  (Commission File Numbers)      (IRS Employer
of incorporation)                                          Identification No.)


               White Clay Center, Building 200, Newark, DE        19711
               -----------------------------------------------    ----------
               (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association is the registrant of the Chase Credit Card Owner Trust, Series 2001-3 ("Series 2001-3"), which issued multiple classes of Asset Backed Notes.

         On February 17, 2004, JPMorgan Chase Bank, as Paying Agent, made the payments to the holders of the Notes of Series 2001-3 contemplated by the related Indenture. A copy of the Monthly Noteholders Statement with respect to such distribution, delivered pursuant to Section 7.3 of the related indenture, is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

                  Exhibits          Description
                  ----------        ---------------

                  20.1 Monthly Noteholders Statement with respect to the February 17, 2004 distribution.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: February 17, 2004

                                              By: CHASE MANHATTAN BANK USA,
                                              NATIONAL ASSOCIATION,
                                              as Administrator


                                              By:  /s/ Patricia M. Garvey
                                              ----------------------------------
                                              Name:    Patricia M. Garvey
                                              Title:   Vice President

                                    INDEX TO EXHIBITS
                                    -----------------

Exhibit No.                         Description
-----------                         -----------
20.1                                Monthly Statement to Noteholders on February
                                    17, 2004